UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 18, 2007

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on December 24, 2007, by Quality Distribution, Inc. (“Quality”), to include the financial information referred to in Item 9.01(a) and (b) below relating to the completion of the acquisition of Boasso America Corporation (“Boasso”) on December 18, 2007. Pursuant to the instructions to Item 9.01 of Form 8-K, Quality hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited balance sheet of Boasso as of March 31, 2007, the related statements of operations, shareholders’ equity, and cash flow for the year then ended and the independent auditor’s report related thereto are attached as Exhibit 99.1.

The unaudited interim financial statements of Boasso as of and for the six months ended September 30, 2007 and 2006 are attached as Exhibit 99.2.

(b)	Pro Forma Financial Information.

On December 18, 2007, Quality completed its acquisition of Boasso. Attached hereto as Exhibit 99.3 are the following pro forma financial statements:

1.	Unaudited pro forma combined statements of operations for the nine months ended September 30, 2007 and the twelve months ended December 31, 2006 which gives effect to the acquisition of Boasso as if it had occurred on January 1, 2006.

2.	Unaudited pro forma combined balance sheet as of September 30, 2007 which gives effect to the acquisition of Boasso as if it had occurred on September 30, 2007.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description of the Exhibit
Exhibit 23.1	Consent of independent auditor.

Exhibit 99.1	Audited balance sheet of Boasso America Corporation as of March 31, 2007, and the related statements of income, shareholders’ equity, and cash flows for the twelve months then ended and the independent auditor’s report thereon.

Exhibit 99.2	Unaudited interim financial statements for Boasso America Corporation as of and for the six months ended September 30, 2007 and 2006.

Exhibit 99.3	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2008

QUALITY DISTRIBUTION, INC.

By:	/s/ Timothy B. Page
Name:	Timothy B. Page
Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 23.1	Consent of independent auditor.

Exhibit 99.1	Audited balance sheet of Boasso America Corporation as of March 31, 2007, and the related statements of income, shareholders’ equity, and cash flows for the year then ended and the independent auditor’s report thereon.

Exhibit 99.2	Unaudited interim financial statements for Boasso America Corporation as of and for the six months ended September 30, 2007 and 2006.

Exhibit 99.3	Unaudited pro forma combined financial information.